UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2012

Commission File Number: 00023017

Echo Therapeutics, Inc.
(Exact name of small business issuer as specified in its charter)

Delaware	41-1649949
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

8 Penn Center, 1628 JFK Blvd, Suite 300, Philadelphia, Pennsylvania 19103
(Address of principal executive offices)

215-717-4100
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

    On November 8, 2012, Echo Therapeutics, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2012. A copy of the press release is attached as Exhibit 99.1 to this report. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01     Financial Statements and Exhibits.

    The Exhibits listed in the Exhibit Index immediately preceding such Exhibits are filed with or incorporated by reference in this report.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2012	Echo Therapeutics, Inc. By: /s/ Patrick T. Mooney Name: Patrick T. Mooney Title: President and Chief Executive Officer

Exhibit Index

Exhibit No. EX-99.1	Description Press Release issued by the Company on November 8, 2012.